SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  Form 8-K


                                Current Report
                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report(Date of earliest event reported):
                                             January 21, 1997(January 14,1997)


                         NEXTEL COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)


 Delaware                                0-19656                   36-3939651
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
incorporation)                          Number)             Identification No.)

  1505 Farm Credit Drive, Suite 100, McLean, Virginia               22102
   (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:   (703) 394-3000




   (Former name or former address, if changed since last report)

Item 5.  Other Events.

        Nextel Communications, Inc. issued a press release on January 14, 1997 regarding customer charges, and digital subscribers, which press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (A)      Financial Statements of Business Acquired.
                  Not applicable.

         (B)      Pro Forma Financial Information.
                  Not applicable.

         (C)      Exhibits

Exhibit No.                            Exhibit Description

99.1                                   Press Release dated January 14, 1997

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEXTEL COMMUNICATIONS, INC.



Date:    January 21, 1997              By:   /s/Thomas J. Sidman
                                          -------------------------
                                          Thomas J. Sidman
                                          Vice President and General Counsel

Exhibit No.                           Exhibit Description

99.1                                  Press Release dated January 14, 1997